PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 20: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2021 and 2020 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

All United States based entities:

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2021 and 2020:

	2021	2020
Federal income taxes at statutory rate	21.00%	21.00%
State income taxes at statutory rate	7.50%	7.50%
Temporary differences	8.92%	0.38%
Permanent differences	(5.24)%	(0.98)%
Change in valuation allowance	(32.18)%	(27.90)%
Totals	0.00%	0.00%

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of	As of
	December 31, 2021	December 31, 2020
Deferred tax assets:
Net operating losses before non-deductible items	$1,949,739	$747,748
Stock-based compensation	683,299	28,174
Depreciation	-	(1,616)
Total deferred tax assets	2,633,038	774,306
Less: Valuation allowance	(2,633,038)	(774,306)

Net deferred tax assets	$-	$-

As of December 31, 2021, the Company has a net operating loss carry forward of $7,241,371 expiring through 2037. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $1,858,732 in 2021.

The Company classifies income tax penalties and interest, if any, as part of other general and administrative expenses in the accompanying consolidated statements of operations. The Company did not expense any penalties or interest during the years ended December 31, 2021 or 2020 and did not accrue any penalties or interest as of December 31, 2021 or 2020.

India based entity:

Significant components of deferred tax liabilities as at December 31, 2021 and 2020:

	As of December 31, 2021	As of December 31, 2020
Deferred Tax Assets:
Difference between book and tax base of fixed assets	$32,370	$43,868
Provision for gratuity	26,286	27,189
Provision for leave encashment	10,429	11,030
Operating lease	47,026	5,170
NOL carryforward (based on last tax return filed per Indian Income Tax laws)	-	43,140
Timing difference on TDS under 40a(ia)	-	9,002
MAT credit	-	8,644
Deferred Tax Assets	116,111	148,043

Net Deferred Tax Assets	116,111	148,043
Less: Valuation allowance	(-)	(148,043)
Net Deferred Tax Asset	$116,111	$-

Deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statement carrying values of assets and liabilities and their respective tax bases.

At December 31, 2021, the Company performed an analysis of the deferred tax asset valuation allowance due to management’s uncertainty about its realization. The Company when necessary will record a valuation allowance against this deferred tax asset. Based on the analysis, the Company has determined that a valuation allowance of the Deferred Tax Assets of $116,111 is not necessary.